UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2007

DUNCAN ENERGY PARTNERS L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-33266	20-5639997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 381-6500
(Registrant’s Telephone Number, including Area Code:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 8, 2007, certain executive officers of Enterprise Products GP, LLC, the general partner of Enterprise Products Partners L.P. (“Enterprise Products Partners), gave a presentation to investors and analysts at the National Association of Publicly Traded Partnerships Annual Conference regarding the businesses, growth strategies and recent financial performance of Enterprise Products Partners. Enterprise Products Partners is a North American midstream energy company that provides a wide range of services to producers and consumers of natural gas, natural gas liquids (“NGLs”) and crude oil. In addition, Enterprise Products Partners is an industry leader in the development of pipeline and other midstream energy assets in the continental United States and Gulf of Mexico. References to “we,” “our” or “us” refer to Duncan Energy Partners L.P., which is a consolidated subsidiary of Enterprise Products Partners that completed its initial public offering of common units on February 5, 2007.

We own equity interests in and operate certain of the midstream energy businesses of Enterprise Products Partners. For financial reporting purposes, Enterprise Products Partners will consolidate our financial statements with those of its own (using Enterprise Products Partners’ historical carrying basis in such entities). In addition, Enterprise Products Partners will reflect our operations in its business segments. The public owners of our common units will be presented as a noncontrolling interest in Enterprise Products Partners’ consolidated financial statements beginning with the first quarter of 2007.

A copy of the presentation is filed as Exhibit 99.1 to a Current Report on Form 8-K filed by Enterprise Products Partners on March 8, 2007 (File No. 1-14323), which includes a glossary of industry terms and a reconciliation of non-GAAP financial measures used in that presentation. In addition, interested parties will be able to view the presentation by visiting Enterprise Products Partners’ website, www.epplp.com. The presentation will be archived on its website for 90 days.

Also, the presentation contains various forward-looking statements. For a general discussion of such statements, please refer to Slide 2 of the presentation.

In addition, please see our final prospectus dated January 30, 2007 relating to our initial public offering of common units (File No. 333-138371), for a summary of certain risk factors related to our partnership and financial information of our predecessor.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNCAN ENERGY PARTNERS L.P.

By:	DEP Holdings, LLC, as general partner

Date: March 8, 2007	By: ___/s/ Michael J. Knesek__________
	Name:	Michael J. Knesek
	Title:	Senior Vice President, Controller
and Principal Accounting Officer
of DEP Holdings, LLC